©2025 Concentra Inc. All rights reserved. 1st Quarter 2025 Results May 7, 2025

©2025 Concentra Inc. All rights reserved. Forward-Looking Statements This presentation contains forward-looking statements that express the Company’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results that include, but are not limited to, financial guidance and other projections and forecasts. Forward looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including those under “Risk Factors” therein. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Actual results may differ materially from these expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond the Company’s control. Any forward looking statement made by the Company in this presentation speak only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward looking statements and you should not place undue reliance on its forward looking statements. The Company’s forward looking statements do not reflect the potential impac t of any future acquisitions, mergers, dispositions, joint ventures, investments or other strategic transactions it may make. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Use of Non-GAAP Financial Information In order to provide investors with greater insight, promote transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision making, the Company supplements its condensed consolidated financial statements presented on a GAAP basis herein with certain non-GAAP financial information, including reconciliations of these non-GAAP measures to their most directly comparable GAAP measures, which are included in this presentation, as well as in the Company’s quarterly financial press releases and re lated Form 8-K filings with the SEC. This information can be accessed for free by visiting www.concentra.com or www.sec.gov. We believe that the presentation of Adjusted EBITDA and Adjusted EBITDA margin, as defined herein, are important to investors because Adjusted EBITDA and Adjusted EBITDA margin are commonly used as an analytical indicator of performance by investors within the healthcare industry. Adjusted EBITDA and Adjusted EBITDA margin are used by management to evaluate financial performance of, and determine resource allocation for, each of our operating segments. However, Adjusted EBITDA and Adjusted EBITDA margin are not measures of financial performance under U.S. GAAP. Items excluded from Adjusted EBITDA and Adjusted EBITDA margin are significant components in understanding and assessing financial performance. Adjusted EBITDA and Adjusted EBITDA margin should not be considered in isolation, or as an alternative to, or substitute for, net income, net income margin, income from operations, cash flows generated by operations, investing or financing activities, or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because Adjusted EBITDA and Adjusted EBITDA margin are not measurements determined in accordance with U.S. GAAP and are thus susceptible to varying definitions, Adjusted EBITDA and Adjusted EBITDA margin as presented may not be comparable to other similarly titled measures of other companies. We define Adjusted EBITDA as earnings excluding interest, income taxes, depreciation and amortization, gain (loss) on early retirement of debt, stock compensation expense, separation transaction costs, Nova acquisition costs, gain (loss) on sale of businesses, and equity in earnings (losses) of unconsolidated subsidiaries. We define Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. We will refer to Adjusted EBITDA and Adjusted EBITDA margin throughout these materials. Disclaimer 2

Concentra At-a-Glance

Concentra is the largest provider of occupational health services in the United States by number of locations[1], with a mission of improving the **health of America's workforce, one patient at a time**

KEY STATISTICS

627
Occupational health centers[1]

160
Onsite health clinics[1]

~50,000
Patients cared for each business day[2]

45
States with service offerings[1]

~215k
Employer customers[2]

~12k
Total colleagues & affiliated clinicians[1,3]

ROBUST FINANCIALS*

$1.9bn
TTM Revenue[1]

$383mm
TTM Adj. EBITDA[1,4]

19.8%
TTM Adj. EBITDA margin[1,4]

>80%
Free cash flow conversion[2,5]

<1%
Revenue from government payor reimbursement[2]

<3%
Revenue from largest employer customer[2,6]

*Does not include annualized impact of Nova and PHC acquisitions, recent de novos, or pending acquisition of Pivot Onsite Innovations



Concentra

(1) As of March 31, 2025; (2) As of TTM March 31, 2025; (3) The term "colleagues and affiliated physicians and clinicians" includes both our directly employed colleagues who provide administrative and management support to the affiliated professional medical group entities and the physicians and clinicians that are employed by the affiliated professional medical groups; (4) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to net income; (5) Free cash flow ("FCF") calculated as FCF divided by Adjusted EBITDA, FCF is calculated as Adjusted EBITDA minus purchases of property and equipment, and is a non-GAAP measure; (6) Excludes Nova occupational health centers

©2025 Concentra Inc.
All rights reserved.

3

We Continue to Deliver on Goals & Key Initiatives

Operational / Financial

- Strong Q1 performance with robust YoY growth in Revenue (+7.1%) and Adj. EBITDA (+6.8%), despite one less revenue day
- Positive year-over-year volume growth, including within Employer Services; trend has continued into Q2 2025
- Raising FY 2025 Revenue guidance to $2.100bn-$2.150bn and FY 2025 Adj. EBITDA guidance to $415mm-$430mm

Development

- Completed acquisitions of Nova (+67 centers) and PHC (+5 centers) with smooth integration to date
- Announced the acquisition of Pivot Onsite Innovations (200+ onsite health clinics) on April 21st
- Opened three de novos in Q1 2025 with 3-4 more expected to open by the end of year

Capital Allocation

- Reiterated de-levering target of ~3.5x by year-end 2025, and ~3.0x in 18-24 months
- $0.0625 quarterly dividend maintained, continuing to return value to shareholders
- Successful re-financing and re-pricing of senior debt and upsizing of revolver
- Hedged interest rates on $600mm of notional TLB, resulting in 75%+ of total outstanding debt at fixed rate or hedged

Concentra

©2025 Concentra Inc.
All rights reserved.

4

©2025 Concentra Inc. All rights reserved. 5 Q1 2025 Performance (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to net income; (2) Excluding acquisitions Q1 2024 Q1 2025 YoY (∆) Commentary Facility Count (end of period) Occupational Health Centers 547 627 +80 Due to Nova acquisition (+67) and other M&A and de novos Onsite Health Clinics 151 160 +9 KPIs Visits per Day (“VPD”) 49.3k 50.9k 3.2% +0.6% Workers’ Compensation VPD 22.4k 22.9k 2.4% +0.2% VPD growth excluding impact of Nova acquisition Employer Services VPD 25.9k 26.9k 3.9% +0.9% Revenue per Visit (“RPV”) $139.09 $146.94 5.6% Workers’ Compensation RPV $195.29 $209.09 7.1% Employer Services RPV $90.84 $94.40 3.9% Financials ($ in millions) +8.9% Revenue growth on a per-day basis Total Revenue $467.6 $500.8 7.1% +6.3% Revenue growth on a per-day basis excluding Nova (Note: One less revenue day in Q1 2025 vs. Q1 2024)Net Income $50.3 $40.6 (19.2%) Net Income margin 10.8% 8.1% (270)bps Total Adj. EBITDA1 $96.1 $102.7 6.8% Normalizing Q1 2024 for a one-time expense reversal, Adj. EBITDA margin increased from 19.8% in Q1 2024 to 20.5% in Q1 2025 Adj. EBITDA margin1 20.6% 20.5% (6)bps Capital Expenditure2 $17.2 $15.7 (8.7%)

We Deliver High Quality Service to Employers and Patients Through Multiple Access Points

	Occupational Health Centers	Onsite Health Clinics	Telemed
# of Facilities[1]	**627**	**160** (excluding Pivot Onsite Innovations)	**Virtual 24/7**
Customer Base and Types	Each center serves hundreds of employers ~215,000 employers, ranging from Fortune 100 to small businesses	Each clinic dedicated to a single employer's worksite Medium to large-sized companies	All types of employers
% of Revenue[2]	**~95%**	**~3%** (excluding Pivot Onsite Innovations)	**~1%**
Key Services			
Workers' Compensation	✓	✓	✓
Employer Services	✓	✓	✓
Consumer Health	✓	✓	
Advanced Primary Care (employer-sponsored)		✓	
Growth Developments	✓ 72 centers acquired in Q1 via Nova and PHC transactions (TX, GA, TN, WI, IN, FL) ✓ 3 de novos opened in Q1 (TX, IL)	✓ Signed definitive agreement to acquire Pivot Onsite Innovations (~200 clinics) ✓ Continued growth of advanced primary care service offering (launched Q3 2024)	✓ Continued ramp of behavioral health service offering (launched Q3 2024)

Concentra

(1) As of March 31, 2025; (2) TTM as of March 31, 2025, figures are rounded, remaining percentage comprised of other businesses (pharmacy repackaging operations and third-party employer services administration)

©2025 Concentra Inc. All rights reserved.

6

Accelerating Growth Through the Acquisition of Pivot Onsite Innovations

Transaction Terms

- $55 million purchase price, subject to certain customary adjustments
- Expect to fund with cash-on-hand and available liquidity under existing revolver
- Expect to close in Q2 2025, subject to customary closing conditions

Key Considerations

- Immediately accretive to Concentra's earnings; projected < 9x EBITDA multiple by Year 2 (post-synergy)
- Previous CON leverage targets of ~3.5x by YE 2025 and <3.0x within 18-24 months remain intact, pro forma for deal

Key Stats[1]

	PIVOT Onsite Innovations	Concentra Onsite Health	Combined
Locations	~200	160	~360
Revenue	~$60M	$64M	$120M+
States	41	36	43
Colleagues[2]	700+	~460	1,200+
Years of Experience	27	32	59

Key Investment Highlights

- Highly complementary fit with Concentra Onsite Health; fully aligned with **Concentra's business, mission, and growth strategy**
- x2 **Doubles size of Concentra's onsite health clinics segment, amplifying ability to** deliver accessible occupational health and advanced primary care to large employers
- Transforms Concentra Onsite Health into the leading occupational health-focused provider of onsite clinics in the U.S.[3]
- Highly compelling and tangible synergy and cross-sell opportunities between Concentra and Pivot Onsite Innovations
- Proven integration playbook, which will position Pivot Onsite Innovations to deliver long-term growth and success within Concentra

Concentra

(1) Pivot Onsite Innovations figures as of February 2025, Concentra figures as of December 2024 (except 160 locations as of 3/31/25); (2) Includes full-time, part-time, and PRN colleagues; (3) Estimated based on number of occupational health-focused onsite health clinic locations

©2025 Concentra Inc.
All rights reserved.

7

©2025 Concentra Inc. All rights reserved. 8 We Have a Highly Diverse Business with Strong Underlying Fundamentals and Minimal Stroke-of-the-Pen Risk (1) Occupational Health Center revenue, TTM as of March 31, 2025; (2) Based on occupational health centers operated by Concentra as of March 31, 2025; (3) Excludes Nova occupational health centers. Percentages represent rounded approximations and may not total 100%. Broad geographic mix2 Remaining States 52% Texas 16% California 16% Florida 6% Pennsylvania 5%Colorado 4% Attractive payor mix1 Employer Services Employers and TPAs 33% Medicare & Other <1% Workers’ Compensation Employers, insurance carriers and TPAs 65% Urgent & Commercial 2% Diverse industry mix1,3 Retail, 10% Manufacturing, 9% Healthcare, 9% Construction, 8% Business Services & Staffing Agencies, 8% Logistics & Motor Freight, 7%Wholesale, 7% Government*, 7% Food Stores, Products & Restaurants, 7% Transportation, 7% Schools, 5% Other, 18% Low employer customer concentration1,3 ~37% Top 1,000 Employers Remaining Employers 63% #2 - #1,000 Employers ~34% #1 Employer <3% *Largely comprised of local/state government entities ~99% non-government payor = minimal stroke-of-the-pen risk

©2025 Concentra Inc. All rights reserved. ⚫~1% of revenue comes from government reimbursement (e.g., Medicare, Medicaid) ⚫Workers’ Compensation reimbursement rates are pre-determined by state fee schedules or UCR guidelines, and not beholden to state budgets; Employer Services reimbursement determined by negotiated, market-based pricing between employer or TPA and Concentra ⚫Consistent reimbursement rate increases over time across both Workers’ Compensation and Employer Services: ~3+% CAGR in rate increases 2016 – 2024 Regulatory & Reimbursement Exposure Labor Pressures ⚫Staffing model does not rely on the type of labor that has historically seen the greatest inflationary pressures (e.g., registered nurses) ⚫Cost of services historically represents consistent percentage of revenue; trend supported by state fee schedules, UCR guidelines and market-based pricing with employers including CPI escalators Economic Uncertainty and Tariffs ⚫Labor and cost structure allow for rapid adaptation to real time market conditions: ⚫ Global Financial Crisis & COVID-19 Pandemic: resilient performance through adjustments to cost structure, matching decrease in visit volumes experienced; optimized cash flow and CapEx; Concentra maintained EBITDA margins through downturns ⚫ Tariffs: Diversified supply chain and relatively minimal operational reliance on medical supplies & pharmacy (< 3% of revenue), mute potential direct impact of tariffs on CON profitability Employment Trends & Growth ⚫ Ability to effectively serve populations across the country as employment trends shift via nationwide footprint and proven track record operating across heterogenous markets; re-shoring of companies in U.S. likely to be a tailwind for CON ⚫ Flexible and sophisticated growth strategy allows for deliberate and targeted growth, including active de novo development and tuck-in M&A pipeline We Have A Long-Demonstrated Track Record Of Navigating Broader Macroeconomic Turbulence 9

Balance Sheet & Capital Allocation Strategy

Heightened focus on acquisition integration and de-levering for remainder of 2025

Capital Allocation Strategy

M&A and De Novos

Strategic, impactful acquisitions (Nova, PHC, Pivot Onsite Innovations) + consistent de novo expansion = short- and long-term value creation

Leverage

Prudent management of leverage levels, targeting ~3.0x net leverage in 18-24 months

Capital Expenditures

Continued strategic investment in technology, facilities, and infrastructure

Dividend

Concentra Board of Directors approved a quarterly cash dividend of $0.0625 per share

Risk Management

Hedged interest rates via swaps and collars on $600mm of notional term loan B, resulting in 75%+ of total outstanding debt with protection from potential increases in rate

Net Leverage

(Net leverage as multiple of Adj. EBITDA[1])



~3.9x
Nova acquisition
3.9x
3.5x
~3.5x
~3.0x
At IPO
FY '24A
3/31/2025[2]
FY '25E
In 18-24 Months

Liquidity

($ in millions)



$438
$386
Revolver Capacity[3]
$52
Cash
3/31/2025

Concentra

(1) Net Leverage = Net Debt / Adjusted EBITDA (non-GAAP measure, see appendix for a reconciliation of Adjusted EBITDA to net income); (2) Calculation in compliance with the financial covenant under the credit agreement; (3) Concentra has $50 million of outstanding borrowings under its $450 million revolving facility; however, Concentra has $386.4 million of availability under its revolving credit facility after giving effect to $13.6 million of outstanding letters of credit

©2025 Concentra Inc. All rights reserved.

10

©2025 Concentra Inc. All rights reserved. Revised 2025 Full-Year Guidance 11(1) Adjusted EBITDA is a non-GAAP measure, see appendix for a reconciliation to net income; (2) Net Leverage = Net Debt / Adjusted EBITDA (non-GAAP measure, see appendix for a reconciliation of Adjusted EBITDA to net income) FY 2024 Actual Original FY 2025 Guidance Revised FY 2025 Guidance YoY Growth (%) Total Revenue $1,900.2mm $2.1bn $2.1bn – $2.15bn 10+% Adjusted EBITDA1 $376.9mm $410mm – $425mm $415mm – $430mm 10+% Capital Expenditures $65.7mm $80mm – $90mm $80mm – $90mm Net Leverage2 3.5x ~3.5x ~3.5x Guidance Commentary • Updating previous guidance from early March announcement • Given strong start to 2025 and growth efforts, we are raising our Revenue and Adjusted EBITDA ranges • No change to Capital Expenditures and Net Leverage outlook • Monitoring economic situation • Likely to share updated view in Q2 or subsequent months

©2025 Concentra Inc. All rights reserved. Appendix

©2025 Concentra Inc. All rights reserved. 13 Our Long-Term Financial Targets Consistent Profitability with Continued Improvement 20%+ Adjusted EBITDA margin1 Robust Free Cash Flow2 Generation >80% Annual FCF conversion2 Prudent Deleveraging Strategy ~3.0x Targeted net leverage3 in 18-24 months Stable Revenue Growth Mid-to-High Single-digit growth Dividend $0.0625 Quarterly cash dividend per share Note: These are not projections; they are goals/targets and are forward-looking, subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that these goals/targets will be achieved and the Company undertakes no duty to update its goals/targets; (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures; (2) Calculated as free cash flow (“FCF”) divided by Adjusted EBITDA, FCF is calculated as Adjusted EBITDA minus purchases of property and equipment, and is a non-GAAP measure; (3) Net Leverage = Net Debt / Adjusted EBITDA

©2025 Concentra Inc. All rights reserved. Reconciliation of Net Income to Adjusted EBITDA and Revenue 14 Three Months Ended Mar. 31, TTM Mar. 31, ($ in thousands) 2025 2024 2025 Revenue $500,752 $467,598 $1,933,346 Net Income $40,642 $50,279 $162,260 Income Tax Expense 13,254 15,137 57,613 Interest Expense 25,548 111 73,151 Interest Expense on Related Party Debt — 9,971 12,009 Equity in Earnings of Unconsolidated Subsidiaries — — 3,676 Loss on Early Retirement of Debt 875 — 875 Stock Compensation Expense 2,269 166 4,430 Depreciation and Amortization 16,619 18,485 65,312 Separation Transaction Costs 315 1,993 15 Nova Acquisition Costs 3,137 — 4,032 Adjusted EBITDA $102,659 $96,142 $383,373 Net Income Margin 8.1% 10.8% 8.4% Adjusted EBITDA Margin 20.5% 20.6% 19.8% Note: May not foot due to rounding Normalizing Q1 2024 for a one-time expense reversal, Adj. EBITDA margin was 19.8% in Q1 2024

©2025 Concentra Inc. All rights reserved. Reconciliation of 2025 Full-Year Adjusted EBITDA Guidance 15 Range ($ in millions) Low High Net Income Attributable to the Company $162 $173 Net Income Attributable to Non-Controlling Interests $6 $6 Net Income $168 $179 Income Tax Expense $56 $60 Interest Expense $108 $108 Stock Compensation Expense $10 $10 Depreciation and Amortization $69 $69 Nova Acquisition Costs $4 $4 Adjusted EBITDA $415 $430